THE VANTAGEPOINT FUNDS

Supplement dated January 21, 2009 to the Prospectus dated May 1, 2008 and supplemented May 22, 2008, July 15, 2008, August 6, 2008, September 23, 2008,
October 16, 2008, and December 30, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Growth & Income Fund — Investment Subadvisers

At a meeting held on December 12, 2008 (the “December Meeting”), the Board of Directors of The Vantagepoint Funds, at the recommendation of Vantagepoint Investment Advisers, LLC (“VIA”), approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as a subadviser to the Growth & Income Fund (the “Fund”). Therefore, the information relating to Capital Guardian on page 15 of the prospectus is deleted.

Also, at the December Meeting, the Board of Directors, at the recommendation of VIA, appointed Fiduciary Management, Inc. (“FMI”) as a subadviser to the Growth & Income Fund effective beginning January 16, 2009. Therefore, the following information should be read in conjunction with the information regarding Investment Subadvisers on page 15 of the prospectus.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as a subadviser to the Fund employing a large-cap blend strategy. FMI has served in this capacity since January 2009. FMI generally seeks to employ what it believes to be a business owner’s approach to investing by seeking to evaluate a potential investment as if it were an outright purchase of the company or business by investigating the economics of the business and the qualities of management. The members of an investment committee made up of Ted Kellner, CFA, Donald Wilson, CFA, Patrick English, CFA, John Brandser, and Bladen Burns, CFA are jointly and primarily responsible for making investment decisions for the portion of the Fund’s assets managed by FMI. Mr. Kellner and Mr. Wilson founded FMI in 1980. Messrs. English, Brandser, and Burns have each been with FMI for the past five years.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are Deducted From Fund Assets)

Effective January 1, 2009, Legg Mason Capital Management, Inc. lowered its contractual subadvisory fee charged to the Growth Fund and the Aggressive Opportunities Fund.

As a result of the change in subadvisers to the Growth & Income Fund and the fee change for the Growth and Aggressive Opportunities Funds, the tables on page 75 should be revised as follows:

Actively Managed	Management	Subadviser	Other	Total Annual
Funds	Fee	Fees	Expenses	Fund Expenses

Growth & Income Fund	0.10%	0.32%	0.41%	0.83%[1]
Growth	0.10%	0.35%	0.40%	0.85%[1]
Aggressive Opportunities	0.10%	0.49%	0.42%	1.01%[1]

[1]	Fees have been restated to reflect current fees.

							Net
		Other Expenses			Total	Fee Waivers	Total
		Acquired		Total	Annual	and/or	Annual
Fund of	Management	Fund Fees &	All Other	Other	Fund	Reimburse-	Fund
Funds	Fee	Expenses	Expenses	Expenses	Expenses	ments	Expenses

Model Portfolio Funds[1]
Model Portfolio Long-Term Growth	0.09%	0.90%	0.03%	0.93%	1.02%	0.00%	1.02%
Model Portfolio All Equity Growth	0.10%	0.96%	0.04%	1.00%	1.10%	0.00%	1.10%
Milestone Funds[1,2]
Milestone 2010	0.10%	0.77%	0.14%	0.91%	1.01%	−0.13%	0.88%
Milestone 2020	0.10%	0.78%	0.10%	0.88%	0.98%	−0.05%	0.93%
Milestone 2025	0.10%	0.80%	0.12%	0.92%	1.02%	−0.07%	0.95%
Milestone 2030	0.10%	0.81%	0.16%	0.97%	1.07%	−0.10%	0.97%
Milestone 2040	0.10%	0.79%	0.33%	1.12%	1.22%	−0.23%	0.99%

[1]	Shareholders in the Model Portfolio and Milestone Funds indirectly pay the expenses of each of its underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest. The Underlying Fund Expenses may change over time and will differ depending on a Milestone Fund’s asset allocation in the underlying Vantagepoint Funds. The Annual Fund Expenses (both total and net) for the Model Portfolio and Milestone Funds shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include acquired fund fees and expenses.

[2]	VIA contractually has agreed with respect to each Milestone Fund to waive fees and/or reimburse expenses of the Milestone Funds until April 30, 2009 to limit each Fund’s total annual fund operating expenses to the following percentages: Milestone 2010 — 0.88% Milestone 2020 Fund — 0.93%; Milestone 2025 Fund — 0.95%; Milestone 2030 Fund — 0.97%; and Milestone 2040 Fund — 0.99%. The waivers and reimbursements referred to herein and in footnote 9 of the prospectus will not continue after April 30, 2009. Please refer to footnote 1 above as it relates to net total annual fund expenses.

Example

Also, as a result of the changes described herein, the table on page 76 should be revised as follows:

	1 yr	3yrs	5 yrs	10 yrs

Actively Managed Funds
Growth & Income Fund	$85	$266	$462	$1,029
Growth Fund	$87	$272	$473	$1,052
Aggressive Opportunities Fund	$104	$323	$560	$1,241
Model Portfolio Funds*
Model Portfolio Long-Term Growth Fund	$105	$326	$566	$1,253
Model Portfolio All-Equity Growth Fund	$113	$352	$609	$1,346
Milestone Funds*
Milestone 2010 Fund	$90	$310	$548	$1,229
Milestone 2020 Fund	$95	$309	$539	$1,201
Milestone 2025 Fund	$97	$319	$559	$1,246
Milestone 2030 Fund	$99	$332	$583	$1,302
Milestone 2040 Fund	$101	$366	$652	$1,464

*	Reflects an estimate of the indirect expenses of the underlying funds.

This supplement is not meant to revise any other information found in these tables in the prospectus or in any other prospectus supplement.

Please retain this supplement for future reference.

SUPP 011-200901-322C